Exhibit 31.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002
I, Chet Kapoor, certify that:
1. I have reviewed this this Amendment No. 1 to the Annual Report on Form 10-K/A of Apigee Corporation; and
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date:	October 11, 2016	By:

/s/ Chet Kapoor
Chet Kapoor
Chief Executive Officer
(Principal Executive Officer)